PROMISSORY NOTE


$500,000                                                      June 27, 1996


          EXECUTIVE TELECARD, LTD., a Delaware corporation (hereinafter called "Maker"), for value received, promises to pay to the order of Network Data Systems, Limited, a Canadian corporation (hereinafter called "Payee"), in lawful money of the United States of America, the principal amount of five hundred thousand dollars ($500,000).

          Principal and interest shall be payable as follows:

          All accrued interest shall be payable in monthly installments, the first payment commencing on July 27, 1996 and continuing on the 27th day of each month thereafter through December 27, 1997, at which time the unpaid principal amount and all accrued but unpaid interest shall be due and payable in full.

          The unpaid principal amount outstanding under this Note shall bear interest from the date hereof until paid in full at a rate of twelve percent (12%) per annum.

          MAKER SHALL make all payments due hereunder to the following address:

               Network Data Systems, Limited
               44 The Fairway II
               P.O. Box 4081, Cranberry Village
               Collingwood, Ontario
               CANADA L9Y 4T9

           MAKER SHALL be entitled to prepay the principal or interest of this Note from time to time and at any time, in whole or in part, without premium or penalty.

          ALL PAST due principal and interest shall bear interest until paid at the highest rate allowed by applicable law.

          If ANY payment on this Note becomes due and payable on a Saturday or Sunday, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension. Interest shall be calculated on the basis of the actual number of days (including the first day but excluding the last) elapsed over a year of 360 days.

          MAKER WARRANTS and represents to Payee that Maker is a corporation existing and in good standing under the laws of the State of Delaware, that the borrowing evidenced hereby, the execution and delivery of this Note and the performance by Maker its obligations under this Note or under any security or other agreement relating to the payment of this Note are within Maker's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval, if any is required, and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of Maker or of any agreement to which Maker is a party or is bound thereby.

          IF DEFAULT, is made in the payment of any installment of interest or principal, as and when the same is or becomes due and such default continues for five business days following delivery to Maker of written notice of default by Payee, the owner and holder of this Note may, without notice or demand, declare all sums owing hereon at once due and payable. If default is made in the payment of this Note at maturity (regardless of how maturity may be brought about), and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, receivership or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker agrees to pay the owner and holder of this note all reasonable attorney's and collection fees incurred and actually expended by such owner and holder for such purposes.

          MAKER, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action to collect amounts called for hereunder.

          NO DELAY on the part of the holder of this Note in the exercise of any power or right under this Note, or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

          IT IS the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including without limitation, the laws of the State of New York the laws of the United States and the laws of Canada), then in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, (or, if this Note shall have been paid in full, refunded to the Maker); and (ii) in the event that maturity of this Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to the Maker).

          THIS NOTE shall be construed in accordance with and governed by the laws of the State of New York.

                                 MAKER

                                 EXECUTIVE TELECARD, LTD.



                                 /s/ Harold Reisner
                                 By:  Harold Reisner
                                 Its: Senior Vice President

                           STOCK OPTION AGREEMENT

          THIS AGREEMENT is made June 27, 1996, by and between Executive Telecard, Ltd., a Delaware corporation (the "Corporation") and Network Data Systems, Limited ("NDS").

          1. Grant of Option. The Corporation hereby grants to NDS the right, privilege and option to purchase 50,000 shares of its restricted common stock at the purchase price of $12.125 per share, in the manner and subject to the conditions hereinafter provided.

          2. Time of Exercise of Option. The aforesaid option may be exercised at any time and from time to time, in whole or in part, until the termination thereof as provided in paragraph 4 below.

          3. Method of Exercise. At least five (5) business days prior to the date upon which all or any portion of the option is to be exercised, NDS shall deliver to TeleCard written notice of its election to exercise the option, which notice shall specify the date and time for the transfer of shares, pursuant to the exercise of the option and the number of shares in respect of which the option is to be exercised. NDS shall, at the date and time specified in such notice, deliver to TeleCard a check in the amount of the option price for the shares in respect of which the option is being exercised as well as an investment letter in the form attached hereto as Exhibit A. Such delivery shall be made to TeleCard at it's principal office in Nanuet, New York, and such check shall be drawn to the order of Executive Telecard, Ltd. Contemporaneously with receipt of such payment and the investment letter, TeleCard shall deliver to NDS, duly endorsed and in proper form for transfer, certificates representing the restricted common shares of TeleCard in respect of which the option is being exercised.

          4. Termination of Option. This option, to the extent not heretofore exercised, shall terminate on the third anniversary of the date of this Agreement.

          5. Reclassification, Consolidation or Merger. If and to the extent that the number of issued shares of the common stock of the Corporation shall be increased or reduced by change in par value, split ip, reclassification, distribution of a dividend payable in stock, or the like, the number of share subject to option and the option price per share shall be proportionately adjusted. If the Corporation is reorganized or consolidated or merged with another corporation, NDS shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions. For the purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such reorganization, consolidation or merger over the aggregate option price of such shares, and the new option or assumption of the old option shall not give NDS additional benefits which he did not have under the old option, or deprive it of benefits which he had under the old option.

          6. Rights Prior to Exercise of Option. This option is non-transferable by NDS, and shall be exercisable only by it. NDS shall have no rights as a stockholder with respect to the option shares until payment of the option price and delivery to it of such shares as herein provided.

          7. Notices. All Notices and other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed first class, postage prepaid:

               a)   If to the Corporation:  8 Avenue C, Nanuet, New York
10954; and

               b)   If to NDS:  44 The Fairway II, P.O. Box 4081,
Cranberry Village, Collingwood, Ontario Canada L9Y 4T9

          8. Governing Law. This Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York.

          9. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

NETWORK DATA SYSTEMS, LIMITED      EXECUTIVE TELECARD, LTD.



                                   /s/Harold Reisner
By:                                By:  Harold Reisner
Its:                               Its: Senior Vice President

                                  EXHIBIT A


Board of Directors
Executive Telecard, Ltd.
8 Avenue C
Nanuet, New York 10954


          In connection with the investment being made by the undersigned as set forth in the Stock Option Agreement of which this is a part, the undersigned hereby warrants and represents that the securities being purchased pursuant to the Agreement are being acquired for my own account and for investment, and not with a view to, or in connection with, any distribution or sale thereof, that there are no agreements with any other person or entity concerning such securities, and that the undersigned's financial condition is such that it will not be necessary for it to dispose of such securities in the foreseeable future. Furthermore, the undersigned agrees to indemnify and hold Executive Telecard, Ltd. harmless from and against any claim, liability, cost or expense, including reasonable attorney's fees, arising from any alleged unlawful sale or offer to sell or transfer of any of the foregoing securities by the undersigned.

          The undersigned also represents that it is aware that the securities being acquired have not registered under either Federal law and rules or the applicable laws of any state or other jurisdiction and that sale or resale of the securities will not be permitted under federal or state law unless such securities are first registered, or the sale is a transaction that is exempt from registration under both federal and state laws. Furthermore, the undersigned agrees to refrain from any sale of the securities except pursuant to registration or exemption from registration.

          The undersigned agrees that if, contrary to it's foregoing intentions, it should later desire to dispose of or transfer any of the foregoing securities in any manner, it will not do so without first obtaining a) an option of independent counsel satisfactory to Executive Telecard, Ltd., to the effect that the proposed disposition or transfer may lawfully be made without registration of the securities pursuant to the Securities Act of 1933 as then in effect, including but not limited to Rule 144 promulgated thereunder and applicable state securities laws, or,
b) such registration (it being expressly understood that Executive Telecard, Ltd. will have no obligation to register the securities for this purpose).

          In this connection, the undersigned consents to the placement of the following restrictive legend on the securities delivered to it:

          "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities have been acquired for investment and may not be sold, offered for sale or transferred in the absence of an effective registration under the Securities Act of 1933, as amended, and any applicable state securities laws or an opinion of counsel satisfactory in form and substance to counsel for the Corporation that the transaction will not result in a violation of federal and state securities laws."

          The undersigned also represents that it has been fully apprised of, and is totally aware of the nature of, the investment being made and the financial risks of the investment.

          The undersigned has been given access to full and complete information regarding the Corporation and has utilized that access to the undersigned's satisfaction for the purpose of obtaining information concerning the Corporation, an investment in the securities and the terms and conditions relating to purchase of the securities and has either attended or has been given reasonable opportunity to attend a meeting with representatives of the Corporation for the purpose of asking questions of, and receiving answers from, these representatives concerning the Corporation, an investment in the securities and the terms and conditions of the purchase of the securities, and for the purpose of obtaining any additional information to the extent reasonably available that is necessary to verify the information provided.

          The undersigned further represents that it is in a financial position to hold the securities for an indefinite period of time, is able to bear the economic risk of an investment in the securities, and may withstand a complete loss of the undersigned's investment in the securities and further, that the undersigned, either alone or together with the assistance of the undersigned's own professional advisor(s), has the knowledge and experience in business and financial matters that make the undersigned capable of reading and interpreting financial statements of and concerning Executive Telecard, Ltd. and of evaluating the merits and risks of an investment in the securities; and that the undersigned has the net worth to undertake these risks.

          The undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risk inherent in an investment in the securities and to the suitability of an investment in the securities in light of the undersigned's financial condition and investment needs.

                                 NETWORK DATA SYSTEMS, LIMITED


                                 By:
                                 Its: